UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2026

Wealthfront Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42987	20-8280144

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Hamilton Avenue Palo Alto, California	94301

(Address of principal executive offices)	(Zip Code)

(844) 995-8437
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	WLTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
On December 16, 2025, Wealthfront Home Lending, LLC (“Wealthfront Home Lending”) filed an advance change notice with applicable state mortgage regulators in anticipation of the planned internal corporate reorganization described herein.

Upon the expiration of the required waiting periods following its issuance of this notice, Wealthfront Corporation (the “Company”) entered into the following transaction on February 16, 2026:

The Company entered into an Equity Purchase Agreement with David Fortunato, the Company’s Chief Executive Officer and President, attached hereto as Exhibit 10.1 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company acquired the entirety of Mr. Fortunato’s limited liability company interest in Wealthfront Holdings LLC, the sole member of Wealthfront Home Lending, representing 95.1% of the aggregate limited liability company interests of Wealthfront Holdings LLC (the “Ownership Interest”), for nominal consideration in the amount of one dollar ($1). Following this transaction, the Company became the sole owner of 100.0% of the limited liability company interests of Wealthfront Holdings LLC. As a wholly-owned subsidiary of Wealthfront Holdings LLC, Wealthfront Home Lending is now an indirect wholly-owned subsidiary of the Company.

As previously described in the Company’s Form S-1 filed in connection with its Initial Public Offering, Wealthfront Corporation has the ability to direct the significant activities of Wealthfront Home Lending and absorbs and funds all benefits and losses of Wealthfront Home Lending. These operations and economics remain unchanged following this reorganization.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1*	Equity Purchase Agreement dated as of February 16, 2026, by and among Wealthfront Corporation and David Fortunato
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wealthfront Corporation

Date:	February 18, 2026	By:	/s/ Alan Imberman
Name: Alan Imberman
Title: Chief Financial Officer